UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2024

Sezzle Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41781	81-0971660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Nicollet Mall
Suite 640
Minneapolis, MN 55402
(Address of principal executive offices, including zip code)

+1 (651) 240 6001
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	SEZL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K discloses grants of certain equity incentive awards to the executive officers of Sezzle Inc. (the “Company”) on April 1, 2024. Each recipient previously reported the award on a Form 4 filed with the U.S. Securities and Exchange Commission within two business days of the grant date.

Item 7.01. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2024, the Company issued the following equity incentive awards to its executive officers from the Company’s 2021 Equity Incentive Plan:

Karen Hartje, the Company’s Chief Financial Officer, received 10,000 restricted stock units with a four-year vesting period. 25% of the award vests on April 1, 2025, and 6.25% of the award vests each quarter thereafter.

Justin Krause, the Company’s SVP Finance and Controller, received 4,500 restricted stock units with a four-year vesting period. 25% of the award vests on April 1, 2025, and 6.25% of the award vests each quarter thereafter.

Paul Paradis, the Company’s President and a director of the Company, received 10,000 restricted stock units with a four-year vesting period. 25% of the award vests on April 1, 2025, and 6.25% of the award vests each quarter thereafter.

Amin Sabzivand, the Company’s Chief Operating Officer, received 25,000 restricted stock units with a four-year vesting period. 25% of the award vests on April 1, 2025, and 6.25% of the award vests each quarter thereafter.

Charles Youakim, the Company’s Executive Chairman and Chief Executive Officer, received an option to acquire 10,803 shares of the Company’s common stock at an exercise price of $68.26 per share. 25% of the award vests on April 1, 2025, and 6.25% of the award vests each quarter thereafter. The option expires on April 1, 2034, the ten-year anniversary of the issuance date.

Each award fully vests upon (i) the consummation of a change of control of the Company, at such time and on such conditions as the Company shall determine, (ii) termination of the recipient’s employment without cause or (iii) the resignation by recipient of employment for “good reason,” as defined in the subject award agreement, in connection with or following the consummation of a change of control of the Company.

The foregoing descriptions of the equity incentive awards are summaries only, and the awards are subject to the terms of the Company’s option and restricted stock unit agreements, as applicable, respectively attached as Exhibits 10.1 and 10.2 of this report, which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Form of Option Agreement
10.2	Form of Restricted Stock Unit Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEZZLE INC.

Dated: February 6, 2024	By:	/s/ Charles Youakim
Charles Youakim
Chief Executive Officer